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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 8, 2006
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        COMMISSION FILE NUMBER 000-29367

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                             VANTAGEMED CORPORATION
             (Exact name of Registrant as specified in its charter)


            DELAWARE                                              68-0383530
(State or other jurisdiction of                                (I.R.S. Employer
 incorporation or organization)                              Identification No.)


       11060 WHITE ROCK ROAD, SUITE 210, RANCHO CORDOVA, CALIFORNIA 95670
                                 (916) 638-4744

                   (Address, including zip code, and telephone
                         number, including area code, of
                    Registrant's principal executive offices)
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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On August 8, 2006, VantageMed Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2006. A copy of our press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

      The information contained herein and in the accompanying exhibit is furnished pursuant to Item 2.02 of Form 8-K, "Results of Operations and Financial Condition". Such information, including the exhibit attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

      Exhibit 99.1 - Press Release dated August 8, 2006, reporting the results of operations of VantageMed Corporation for the second quarter ended June 30, 2006 (furnished and not filed herewith solely pursuant to Item 2.02).


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange act of 1934, VantageMed Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VANTAGEMED CORPORATION


                                        By: /s/ Liesel Loesch
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Dated:  August 8, 2006                      Liesel Loesch
                                            Chief Financial Officer